Other Receivables	6 Months Ended
Jun. 30, 2026
Other Receivables [Abstract]
OTHER RECEIVABLES

Note 6 — OTHER RECEIVABLES

	June 30, 2026	December 31, 2025
Subscription receivable	$18,825,600	$-
Loans to third parties	10,066,059	2,000,000
Consideration receivable from Disposal of subsidiaries	-	50,000
Total other receivables	$28,891,659	$2,050,000

As of June 30, 2026, other receivables comprised subscription receivable of $18,825,600 and loans to third parties of $10,066,059.

The subscription receivable represents amounts due from shareholders for shares issued but not fully paid as of June 30, 2026. $6.1 million of the outstanding subscription receivable had been subsequently collected in August 2026. The remaining balance of $12.7 million is expected to be collected by the end of 2026.

Loans to third parties include: (i) loans to a third-party enterprise, which increased from $2.0 million at December 31, 2025 to $4.8 million at June 30, 2026, primarily attributable to additional funds advanced to support the borrower’s working capital needs, with a loan term of three years from the date of transfer and the interest rate of 2% per annum; (ii) loans of $5.3 million to another third-party enterprise for its working capital needs with the maturity date on August 18, 2029. All other receivables are unsecured. The Company is entitled to demand repayment of the loans to third parties at any time upon written notice.